SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549

                           -------------

                             FORM 8-K

                          CURRENT REPORT
              PURSUANT TO SECTION 13 OR 15(d) OF THE
                  SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported) February 1, 1998

RESIDENTIAL ACCREDIT LOANS, INC. (as company under a Pooling and Servicing Agreement dated as of February 1, 1998 providing for, inter alia, the issuance of Mortgage Asset-Backed Pass- Through Certificates, Series 1998-QS2)

                 Residential Accredit Loans, Inc.
      (Exact name of registrant as specified in its charter)

                   DELAWARE 333-33493 51-0368240
    (State or other jurisdiction (Commission) (I.R.S. employer of incorporation) file number) identification no.)
                                                                   o.)


   8400 Normandale Lake Blvd., Suite 600, Minneapolis, MN 55437 (Address of principal executive offices) (Zip code)


      Registrant's telephone number, including area code (612) 832-7000



   (Former name or former address, if changed since last report)



                  Exhibit Index located on Page 2

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Items 1 through 6 and Item 8 are not included because they are not applicable.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

           (a)  Not applicable

           (b)  Not applicable

                (c) Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:


                                                    Sequentially
Exhibit                                             Numbered
Number                                         Exhibit Page

      10.1 Pooling and Servicing Agreement, dated as of February 1, 1998   4
      among Residential Accredit Loans, Inc., as company,
      Residential Funding Corporation, as master servicer, and Bankers Trust Company, as trustee.


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                            SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              RESIDENTIAL ACCREDIT LOANS, INC.



                              By:  /s/ Randy Van Zee
                               Name: Randy Van Zee
                              Title: Vice President


Dated:  February 26, 1998






























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SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              RESIDENTIAL ACCREDIT LOANS, INC.



                              By:
                               Name: Randy Van Zee
                               Title: Vice President


Dated:  February 26, 1998

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                                                       Exhibit 10.1


      Pooling  and  Servicing  Agreement,  dated as of  February  1, 1998  among
      Residential   Accredit  Loans,  Inc.,  as  company,   Residential  Funding
      Corporation, as master servicer, and Bankers Trust Company, as trustee.


DOCSNY1:430496.2             5


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